SunAmerica Equity Funds
Sub-Item 77Q1(e)


Subadvisory Agreement between SunAmerica and Wellington Management Company LLP dated as of January 27, 2012. Incorporated herein by reference to Post-Effective Amendment No. 54 to the Trust's
Registration Statement on Form N-1A (File No. 33-8021) filed on
January 27, 2012.